Exhibit 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into effective as of August 10, 2023 (the “Effective Date”), by and between Wisconsin Fertility and Reproductive Surgery Associates, S.C., a Wisconsin corporation (“Debtor”) and Wood Violet Fertility LLC, a Delaware limited liability company (the “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of the Effective Date, by and among Debtor, Secured Party, Elizabeth Pritts Living Revocable Trust, and Dr. Elizabeth Pritts, Secured Party will, subject to the terms set forth therein, assist Debtor in managing its medical practice offering fertility, gynecology, and other women’s healthcare services; and

WHEREAS, Debtor and Secured Party have entered into that certain Management Services Agreement, dated as of the Effective Date (the “Management Services Agreement”);

WHEREAS, pursuant to the Management Services Agreement, Secured Party shall provide Debtor with certain administrative, billing and collection, business, consulting, financial, marketing, staffing, and other support services necessary for Debtor’s operations; and

WHEREAS, Debtor and Secured Party desire to enter into this Agreement to grant a security interest to Secured Party in the Collateral to secure the Obligations (as each such term is defined below); and

WHEREAS, capitalized terms used but not defined herein which are defined in the Code (as defined below) will have the respective meanings ascribed to such terms in the Code. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the Code, such modified definition will apply automatically as of the date of such amendment, modification or revision;

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, and incorporating the foregoing recitals, Debtor and Secured Party agree as follows:

1. Grant of Security Interest. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor hereby grants and assigns to Secured Party a continuing security interest in all of Debtor’s right, title and interest in the collateral described in Section 2 (Description of Collateral) of this Agreement, and the security interest hereby created shall attach immediately on execution of this Agreement by Debtor and shall secure the following obligations: (i) the payment and performance of Debtor’s obligations under the Management Services Agreement, including without limitation, any payment owed to Secured Party pursuant to Article 9 of the Management Services Agreement, (ii) the payment and performance of Debtor’s obligations under this Agreement, (iii) all amounts under any modifications, renewals or extensions of any of the foregoing obligations, and (iv) any of the foregoing that arises after the filing of a petition by or against Debtor under Title 11 of the United States Code (the “Bankruptcy Code”), even if the obligations do not accrue because of the automatic stay under Bankruptcy Code § 362 or otherwise (collectively, the “Obligations”). Debtor shall execute and deliver, in a form acceptable to Secured Party, all documents that are reasonably necessary to perfect and maintain the perfection of the security interest in the Collateral, including, without limitation, any financing statement or other statements or notices. Any such financing statement or other statements or notices shall be on a form or forms approved by the Wisconsin Secretary of State or by the entity to which notice is to be given, and shall be filed or delivered in the manner required by the Wisconsin Code (as adopted and enacted and as in effect from time to time, the “Code”). Debtor also hereby grants and transfers to Secured Party as additional security, a security interest in any and all after acquired Collateral in which Debtor hereafter acquires rights.

2. Description of Collateral. The collateral covered by this Agreement and in which a security interest is hereby granted and transferred to Secured Party is as follows: all present and future right, title and interest in and to all personal and real property of Debtor of whatever type or description, wherever located, whether now or hereafter existing or acquired by Debtor, including without limitation the following (the “Collateral”): (a) all Goods, including (i) equipment in all of its forms, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and (ii) all inventory, (b) all Accounts (including health-care-insurance receivables), contracts, contract rights, chattel paper, documents, instruments, and general intangibles, including, but not limited to, Debtor’s right to receive, directly or indirectly, any rents or other payments due and payable under such agreements, (c) all books and records relating to, used or useful in connection with, any of the foregoing, (d) all General Intangibles, (e) all Investment Property, (f) all intellectual property, and (g) all products, rents, issues, profits, returns, income and proceeds of and from any of the foregoing Collateral. Notwithstanding anything herein to the contrary, Collateral shall not include (I) to the extent prohibited by application of law, any receivables arising from government health programs such as Medicare, Medicaid or TRICARE; and (II) Debtor’s rights under contracts and agreements which by their terms prohibit the granting of a security interest therein or assignment thereof (except to the extent such prohibitions are ineffective under Sections 9-406, 9-407, 9-408 and 9-409 of the Code or other applicable law).

3. Security Interest in Proceeds. Debtor also hereby grants and transfers to Secured Party a security interest in any and all proceeds, as defined in Section 9-102(64) of the Code, of the Collateral or any part of the Collateral (hereinafter, the “Proceeds”). Any and all references hereinafter to “Collateral” shall be deemed also to include Proceeds.

4. Covenants, Representations and Warranties of Debtor. Debtor hereby covenants, represents and warrants to Secured Party that:

a. Debtor is the full legal and equitable owner of the Collateral and no other person or entity has any right, title, interest, or claim in or to the Collateral or any part of the Collateral. Debtor has the right and lawful authority to pledge the Collateral hereunder and the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action of the Debtor. This Agreement is a legally valid and binding obligation of Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

b. Debtor owns the Collateral free and clear of any lien, security interest, charge or encumbrance (“Lien”).

c. Without the prior written consent of Secured Party, Debtor will not permit the filing by any person of any financing statement or similar instrument in effect covering all or any part of the Collateral in any recording office (except as such may have been or will be filed in favor of Secured Party relating to this Agreement or in connection with any security interest in the Collateral granted by Secured Party (e.g., to a purchase money lender)).

d. The execution, delivery and performance of this Agreement by Debtor does not and will not result in a breach of, or constitute a default under, any agreement, lease or instrument to which Debtor is a party or by which it or its properties may be bound.

e. This Agreement creates a valid, perfected (upon the filing of a financing statement with the Office of the Clerk of the Superior Court in any county in the State of Wisconsin) and first priority security interest in the Collateral, securing the payment of the Management Fee (as defined in the Management Services Agreement) pursuant to the Management Services Agreement and any other Obligations hereunder, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

f.   Debtor shall not sell, lease, transfer or otherwise dispose of or encumber the Collateral, or any part of the Collateral, without the express prior written consent of Secured Party; provided, however, that in the absence of a Default under this Agreement or a default under the Management Services Agreement, Debtor shall be entitled to utilize the Collateral as provided for in the Management Services Agreement, including, but not limited to, the payment of the debts and obligations of Debtor, but solely for such payments that are made in the ordinary course of business (which shall include tax distributions to the owner of Debtor to pay any federal, state and local income tax liabilities attributable to the taxable income of Debtor that is allocated to such owner in accordance with the terms and conditions set forth under the Management Services Agreement).

g. Debtor shall not create, cause to be created, or suffer to exist any lien or security interest in the Collateral, nor permit the Collateral to be levied upon, attached or seized where such levy, attachment or seizure is not cured or dismissed within thirty (30) days. Debtor shall defend the Collateral against the claims and demands of all persons except Secured Party and its agents and assignees.

h. Debtor shall pay before delinquency all taxes or other governmental charges levied against the Collateral and all assessments or liens in connection with the Collateral or necessary to preserve the Collateral and will pay any tax that may be levied on any Obligation secured hereby.

i. Debtor shall promptly notify Secured Party in writing of any event that affects the value of the Collateral, or the rights and remedies of Secured Party in relation thereto, including, but not limited to, the levy of any legal process against the Collateral.

j. Debtor shall immediately notify Secured Party of any proposed or actual change of Debtor’s name, identity, form of organization, jurisdiction of organization or the principal place of business of Debtor.

k. The records regarding the Collateral shall be located at the principal office of Debtor or, if applicable, the management company managing Debtor’s business, and these records shall not, during the continuance of this Agreement, be removed from those premises without the prior written consent of Secured Party, unless otherwise required by law. Debtor shall maintain all records and evidence of or pertaining to the Collateral (the “Records”) in an updated state at Debtor’s own cost and expense. Debtor shall not, without the prior written consent of Secured Party, sell or otherwise dispose of any portion of the Records until all amounts secured by the security interest created by this Agreement have been fully and finally paid.

l. Subject to any restrictions imposed by applicable law, Secured Party and its authorized representatives or agents, upon at least two (2) business days prior written notice, shall have the right at any time during normal business hours and at reasonable intervals to enter the premises where the Collateral is located and inspect said Collateral and to enter the premises where the Records are located and inspect the Records. For purposes of this Agreement, the term “business day” shall mean any day that is not a Saturday, Sunday or United States national holiday.

m. When requested by Secured Party, Debtor, at the expense of Debtor, shall execute and deliver any written instruments and documents and do any other acts necessary or reasonably desirable in order to perfect and protect any security interest granted or purported to be granted hereunder or to enable Secured Party to exercise and enforce its rights and remedies hereunder or to in any other way effectuate more fully the purpose and provisions of this Agreement.

n. Debtor shall defend, indemnify and hold Secured Party harmless from and against any and all losses, costs, damages, liabilities or expenses, including, but not limited to, reasonable attorneys’ fees that Secured Party may sustain or incur by reason of defending or protecting its security interest or the priority thereof occasioned by Debtor’s breach of any covenant contained in this Section 4 (Covenants, Representations and Warranties of Debtor), or enforcing payment of the Obligations hereby secured, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, the Obligations or the Collateral, except where such losses, costs, damages, liabilities, expenses or fees are caused by the gross negligence or willful misconduct of the Secured Party.

o. Debtor shall not make or agree to any reduction in the original amount owing on any account receivable of Debtor, nor accept less than the original amount owing in satisfaction of a receivable; provided, however, that prior to the occurrence of a Default or during any cure period for a Default, if applicable (so long as Debtor is taking actions in good faith to cure such Default) under this Agreement or the Management Services Agreement, Debtor may take such actions (i) only if taken in the ordinary course of Debtor’s business and in accordance with its current policies and (ii) so long as such policies of the Debtor are substantially similar to such policies then in effect at other organizations in the same or similar business as Debtor.

p. In the event of a Default (as hereinafter defined) hereunder or a default under the Management Services Agreement, Debtor shall pay all expenses incurred by Secured Party in connection with the collection of the Collateral, including expenses of and incidental to accounting, correspondence, collection effort, reporting to account or contract debtors, filing, recording and record keeping.

5. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

6. Insurance.

a. Debtor shall, at its own expense, obtain and maintain insurance with respect to the Collateral and business of Debtor in such amounts, against such risks, in such form and amounts and with such insurers, as shall be satisfactory to Secured Party from time to time, but not in excess of the full insurable value thereof (which insurance shall be arranged for by Secured Party under the Management Services Agreement). Debtor shall provide at least thirty (30) days’ prior written notice to Secured Party of cancellation, material amendment, reduction in scope or limits of coverage or lapse. Debtor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Debtor shall, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 6(a) and cause the respective insurers to acknowledge notice of such assignment.

b. Upon the occurrence and during the continuance of any Default under this Agreement all insurance payments in respect of the Collateral shall be paid to and applied by the Secured Party as specified in Section 10(d) hereof.

7. Actions by Secured Party. In the event of Default under the terms of this Agreement or a default under the Management Services Agreement, Secured Party shall also have the right, at its option, to enter the premises where the Records or any part of the Records are located, and cause to be performed as agent and on the account of Debtor any such acts as it may deem necessary for the proper maintenance of the Records or the maintenance and preservation of any part of the Collateral. Any monies expended or expenses incurred by Secured Party under this Section 7 shall also be secured by the security interest created by this Agreement and shall be due and payable by Debtor to Secured Party, together with interest at the highest rate allowed by law, on demand.

8. Waiver of Rights and Defenses. Debtor hereby waives any right to require Secured Party to proceed against any account debtor or to proceed against the Collateral, including, but not limited to, any accounts assigned hereunder and Debtor waives the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against Debtor for the amount of any indebtedness owed by Debtor to Secured Party without taking any action against any account debtor or any other party and without selling or otherwise proceeding against the Collateral or applying any security it may hold.

9. Default Defined. The term “Default” shall mean the occurrence of any of the following events:

a. Failure to keep or perform and cure within any applicable grace period as provided herein any of the terms or provisions of this Agreement;

b. Failure to keep or perform any of the material terms or provisions of the Management Services Agreement, or any ancillary agreements, exhibits or schedules attached thereto;

c. The levy of or any attachment, execution or other process against Debtor that is not cured or dismissed within any applicable grace period as provided herein in an amount in excess of Ten Thousand Dollars ($10,000) against the Collateral;

d. The insolvency or dissolution of Debtor;

e. (i) The application for the appointment of a receiver or custodian for Debtor or the property of Debtor, (ii) the entry of an order for relief or the filing of a petition by or against Debtor under the provisions of the Bankruptcy Code, or any other bankruptcy or insolvency law, or (iii) any assignment for the benefit of creditors by or against Debtor;

f. Any representation, warranty or certification made by Debtor in connection with this Agreement or the Management Services Agreement shall be false in any material respect on the date as of which made;

g. Without the prior written consent of Secured Party, Debtor shall permit the filing by any person of any financing statement or similar instrument in effect covering all or any part of the Collateral in any recording office (unless otherwise permitted by this Agreement); or

h. Debtor shall fail, breach or default in the performance of any of the obligations or covenants owing by Debtor to Secured Party pursuant to any agreement.

10. Remedies Upon Default. In the event of a Default, subject to any restrictions imposed by applicable law, Secured Party shall have all the rights and remedies afforded a secured party by the Code, as amended from time to time, and may, in connection therewith, subject to any restriction imposed by applicable law, also:

a. Enter on Debtor’s premises to assemble and take possession of the Records;

b. Require Debtor to assemble the Records and make their possession available to Secured Party at a place designated by Secured Party that is reasonably convenient to both Debtor and Secured Party;

c. After giving Debtor written notice, notify the account debtors obligated on any or all of the Collateral to make payment directly to Secured Party, and to take control of all proceeds of any such Collateral, and to compromise said Collateral;

d. Apply the proceeds received from the sale or other disposition of the Collateral upon Default, in addition to the items specified in Division 9 of the Code, to the payment of reasonable attorneys’ fees and legal expenses incurred by Secured Party as a result of Debtor’s Default.

e. Take immediate possession of the Collateral and use and operate said Collateral. For the purpose of taking immediate possession of the Collateral, Secured Party may enter into any premises upon which the Collateral is located, and search for the same and take possession and keep and store the same on said premises until sold or delivered or, in the alternative, may remove the Collateral or any part thereof to such other place as Secured Party may desire. Secured Party may require Debtor to assemble the Collateral and to make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to all parties. Secured Party may, at its option, sell and dispose of all the Collateral at a public auction or private sale for cash or for credit, upon such terms as it may elect, after giving such notice as is required by the Code, and Debtor shall be credited with the amount of any such sale only when the cash proceeds thereof are actually received by Secured Party. Any requirements of notice shall be met if such notice is mailed, postage prepaid, at least ten (10) calendar days before the time of sale or other disposition. None of the Collateral subject to the security interest created hereby need be in view of those attending any such sale or other disposition or be in its physical possession at or as a condition to selling or otherwise disposing thereof. Secured Party is specifically given the right to bid and purchase at any public auction or private sale, if permitted under Division 9 of the Code. Secured Party may sell the Collateral described herein or any other Collateral as Secured Party may have securing the Obligations (including real property Collateral) in such order, priority and lots as Secured Party, in its sole and absolute discretion, may designate and Debtor shall not have the right to direct in what order or priority the Collateral may be sold. All expenses of retaking, holding, preparing for sale, selling or the like shall include, without limitation, Secured Party’s reasonable attorneys’ fees and other legal expenses and disbursements.

11. Additional Rights of Secured Party and Waiver. Debtor hereby expressly consents to any delay or indulgence by Secured Party in enforcing any of the obligations secured hereby and to any extension of time for payment of any indebtedness due Secured Party. The cessation of the liability of Debtor for repayment of the Obligations for any reason other than full payment, or any extension, renewal, forbearance, change of rate of interest (if applicable), amendment or modification of the Management Services Agreement, or Secured Party’s acceptance, release or substitution of security, or any impairment or suspension of Secured Party’s remedies or rights against Debtor shall not in any manner affect the liability of Debtor hereunder or Secured Party’s security interest in the Collateral. This Agreement in no manner supersedes, alters, restricts or cancels any of the terms and provisions contained in the Management Services Agreement. Nothing contained in this Agreement and no act or omission on the part of Secured Party pursuant to the terms hereof shall be deemed a waiver by Secured Party of any rights or remedies under the Management Services Agreement and this Agreement is made and accepted without prejudice to any such rights or remedies possessed by Secured Party.

12. Charges Incurred Under this Agreement. All advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Agreement, or, in the event of enforcement thereof through a proceeding of any sort, awarded by the court or arbitrator hearing or deciding the action or proceeding giving rise to the utilization of such attorney, shall become a part of the Obligations secured hereunder and shall be paid to Secured Party by Debtor immediately and without demand following notification of the occurrence thereof, and to the extent not paid within five (5) calendar days thereafter, shall bear interest at the maximum rate permissible in Delaware.

13. Termination. This Agreement and the security interest in the Collateral created hereby shall terminate after payment and performance in full of all Obligations arising under the Management Services Agreement. Upon such payment and performance in full of all Obligations and the termination of this Agreement, the Collateral shall be released from the security interest hereby created and Secured Party will, at Debtor’s expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such release.

14. Notices.

a. All notices, requests, consents, and other communications provided for by this Agreement shall be in writing, shall be addressed to the receiving Party’s address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either: (i) delivered by hand, (ii) sent by recognized overnight courier, or (iii) sent by certified mail, return receipt requested, postage prepaid to such address as each Party shall provide the other Party from time to time, or (iv) delivered via electronic mail, return receipt requested, provided that any notice sent via electronic mail must also be accompanied by another form of notice set forth in the foregoing sub-sections (i)-(iii). Notice shall be deemed given (A) upon delivery, if hand delivered, (B) on the next business day, if sent next day delivery by a recognized overnight courier, (C) if sent by certified mail, five (5) business days following the day such mailing is made; and (D) if sent via electronic mail, followed by notice consistent with the foregoing sub-sections (i)-(iii), upon delivery (regardless of whether the recipient confirms such receipt as requested).

Debtor:

Wisconsin Fertility and Reproductive Surgery Associates, S.C.
3146 Deming Way
Middleton, WI 53562
Attention: Elizabeth Pritts, M.D.

Email:

Secured Party:

Wood Violet Fertility LLC

5582 Broadcast Court

Sarasota, FL 34240

Attention: Andrea Goren

Email: legal@invobio.com

with a copy (which shall not constitute notice) to:

Sheppard, Mullin, Richter and Hampton LLP

30 Rockefeller Plaza

New York, NY 10112-0015

Attention: Amanda L. Zablocki, Esq.

Email: azablocki@sheppardmullin.com

15. Time Is of the Essence. Time is hereby expressly declared to be of the essence of this Agreement.

16. Assignment. Secured Party may assign its rights under this Agreement and the security interest created by this Agreement. Should Secured Party assign its rights under this Agreement or the security interest created by this Agreement, Secured Party’s assignee shall be entitled to all performance required of Debtor in this Agreement and all payments and monies when due that are secured by this Agreement. This Agreement and each of its provisions shall be binding on the heirs, executors, administrators, successors and assigns of each of the parties hereto. Except as otherwise provided in this Agreement, nothing contained in this Section 16 shall be deemed a consent to the sale, assignment or transfer by Debtor of the Collateral or the obligations of Debtor under this Agreement.

17. Entire Agreement. This Agreement, together with the Management Services Agreement, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

18. Governing Law; Uniform Commercial Code. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. It is the intention of the parties hereto that this Agreement is entered into pursuant to the provisions of Division 9 of the Code and terms defined in such Code not otherwise defined in this Agreement are used in this Agreement as defined in that Code on the date of this Agreement. Any provisions of the Code not specifically included herein shall be deemed a part of this Security Agreement in the same manner as set forth herein in its entirety; and any provisions of this Agreement that might in any manner be in conflict with any of the provisions of the Code shall be deemed superseded by the Code, and to that extent the provisions hereof that are superseded by the Code shall be severable and the invalidity of one shall not invalidate another.

19. Secured Party Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party to be Debtor’s attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party’s discretion, when a Default exists and is continuing, to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

a. To obtain and adjust insurance required to be maintained by Debtor or paid to the Secured Party pursuant to Section 6 (Insurance) hereof;

b. To ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

c. To receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with Section 10 (Remedies Upon Default) hereof;

d. To file any claims or take any action or institute any proceedings that Secured Party may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

e. To pay or discharge taxes or liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, and such payments made by Secured Party to become obligations of Debtor to the Secured Party, due and payable immediately without demand;

f. To sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral;

g. Generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Debtor’s expense, at any time, or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do; and

h. To exercise all of Debtor’s rights, powers and privileges under any of Debtor’s contracts and to require Debtor, as determined in Secured Party’s sole discretion to (i) take such actions as may be necessary to assign such rights to Secured Party, (ii) continue to perform in accordance with the terms of such contracts and (iii) use its best efforts to preserve the value of each contract.

Secured Party shall indemnify Debtor from and against all losses occasioned by Secured Party’s gross negligence or willful misconduct in exercising the foregoing powers. As set forth in Section 12 (Charges Incurred Under this Agreement), Debtor shall reimburse Secured Party for any costs incurred by Secured Party in exercising the foregoing powers.

20. Secured Party May Perform. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor.

21. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

22. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision of obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, Secured Party and Debtor have executed this Security Agreement as of the Effective Date.

DEBTOR:

Wisconsin Fertility and Reproductive Surgery Associates, S.C., a Wisconsin corporation

By:	/s/ Elizabeth Pritts, M.D.
Name:	Elizabeth Pritts, M.D.
Title:	President

SECURED PARTY:

Wood Violet Fertility LLC,
a Delaware limited liability company

By:	/s/ Steve Shum
Name:	Steve Shum
Title:	President

[Signature Page to Security Agreement]